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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 26, 2003
Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-15925 (Commission File Number)	13-3893191 (I.R.S. Employer Identification No.)
155 Franklin Road, Suite 400 Brentwood, Tennessee 37027 (Address of principal executive offices)

Registrant's telephone number, including area code: (615) 373-9600

ITEM 5. OTHER EVENTS

        On February 26, 2003, Community Health Systems, Inc. (the "Company"), announced it's operating results for the fourth quarter and year ended December 31, 2002.

        Also, on February 26, 2003, Community Health Systems, Inc. announced that John A. Clerico has joined the Company's Board of Directors as a new independent director.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits
99.1	Press release of Community Health Systems, Inc. dated February 26, 2003
99.2	Press release of Community Health Systems, Inc. dated February 26, 2003

ITEM 9. REGULATION FD DISCLOSURE

        On February 26, 2003, the Company issued a press release announcing its fourth quarter 2002 and year ended December 31, 2002 operating results. A copy of the press release is attached hereto as Exhibit 99.1 and the contents of the exhibit are incorporated herein by reference.

        The following table sets forth selected information concerning the projected annual consolidated operating results of the Company for the year ending December 31, 2003. These projections for 2003 are based on the Company's historical operating performance, current trends and other assumptions that the Company believes are reasonable at this time.

        The following is provided as guidance to analysts and investors:

Year Ending December 31, 2003 Projection Range:
Net operating revenue (in millions)	$2,600 to $2,650
EBITDA (in millions)	$438 to $446
Net income per share—diluted	$1.20 to $1.25*
Same hospitals annual admissions growth	3.0% to 4.0%
Routine capital expenditures (in millions)	$100 to $102
Replacement hospital expenditures (in millions)	$35 to $38
Acquisitions of new hospitals	2 to 3
Weighted average diluted shares (in millions)	108 to 109*
Net Income Per Share—Diluted Estimate by Quarter:
1st quarter ending March 31, 2003	$0.31 to $0.33
2nd quarter ending June 30, 2003	$0.29 to $0.30
3rd quarter ending September 30, 2003	$0.29 to $0.30
4th quarter ending December 31, 2003	$0.31 to $0.32

*
The inclusion of the assumed conversion of convertible notes for purposes of fully diluted calculation is expected to cause a $0.01 actual decrease in the reported net income per share. Accordingly, for purposes of providing guidance, we have assumed the conversion of the convertible notes (after tax interest savings of $8.7 million and 8.6 million shares added to the number of weighted average diluted shares).

        The following assumptions were used in developing the guidance provided on the preceding page:

  •
  On November 4, 2002, the Company entered into a $150 million interest rate swap agreement to limit the cash flow effect of changes in interest rates on a portion of our long-term borrowings. Under the agreement, the Company pays interest quarterly at an annualized fixed interest rate of 3.3% for a term ending November 2007. On the payment dates, the Company receives an offsetting variable rate of interest payment from the counterparty based on the three month London Inter-Bank Offer Rate. Except for the impact of this interest rate swap, interest rates are not assumed to change significantly from levels as of December 31, 2002 during 2003.

  •
  In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections." Among other things, this Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt". The provisions of this Statement related to the rescission of FASB No. 4 are effective for fiscal years beginning after May 15, 2002. Upon adoption, the extraordinary losses recognized in the years ending December 31, 2002 and 2001 will be reclassified to conform to the provisions of SFAS 145.

  •
  On January 23, 2003, the Company announced an open market share repurchase program for up to five million shares which will commence immediately and will conclude at the earlier of three years or when all shares have been repurchased. An estimate of the 2003 market share repurchase is included in the weighted average diluted shares projected for 2003.

        The projections set forth on the preceding page constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Although the Company believes that these forward-looking statements are based on reasonable assumptions, these assumptions are inherently subject to significant economic and competitive uncertainties and contingencies which are difficult or impossible to predict accurately and are beyond the control of the Company. Accordingly, the Company can not give any assurance that its expectations will in fact occur and cautions that actual results may differ materially from those in the forward-looking statements. A number of factors could affect the future results of the Company or the healthcare industry generally and could cause the Company's expected results to differ materially from those expressed in this filing. These factors include, among other things:

  •
  general economic and business conditions, both nationally and in the regions in which we operate;

  •
  demographic changes;

  •
  existing governmental regulations and changes in, or the failure to comply with, governmental regulations or our corporate compliance agreement;

  •
  legislative proposals for healthcare reform;

  •
  our ability, where appropriate, to enter into managed care provider arrangements and the terms of these arrangements;

  •
  changes in inpatient or outpatient Medicare and Medicaid payment levels;

  •
  uncertainty with the Health Insurance Portability and Accountability Act of 1996 regulations;

  •
  increases in wages as a result of inflation and rising supply cost due to market pressure from pharmaceutical companies and new product releases;

  •
  liability and other claims asserted against us, including self-insured malpractice claims;

  •
  availability of insurance coverage and increases in costs to obtain coverage;

  •
  competition;

  •
  our ability to attract and retain qualified personnel, including physicians, nurses and other health care workers;

  •
  trends toward treatment of patients in less acute healthcare settings;

  •
  changes in medical or other technology;

  •
  changes in generally accepted accounting principles;

  •
  the availability and terms of capital to fund additional acquisitions or replacement facilities; and

  •
  our ability to successfully acquire and integrate additional hospitals.

        The quarterly and annual consolidated operating results for the year ended December 31, 2002, are not necessarily indicative of the results that may be expected for any future quarter or for any future fiscal year.

        The Company cautions that the annual projection for 2003 set forth on the preceding pages is given as of the date hereof based on currently available information. The Company is not undertaking any obligations to update these projections as conditions change or other information becomes available.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 26, 2003	COMMUNITY HEALTH SYSTEMS, INC. (REGISTRANT)
	By:	/s/ WAYNE T. SMITH Wayne T. Smith Chairman of the Board President and Chief Executive Officer (principal executive officer)
	By:	/s/ W. LARRY CASH W. Larry Cash Executive Vice President and Chief Financial Officer (principal financial officer)
	By:	/s/ T. MARK BUFORD T. Mark Buford Vice President and Corporate Controller (principal accounting officer)

        Index to Exhibits Filed with the Current Report on Form 8-K Dated February 26, 2003

Exhibit Number	Description
99.1	Press Release dated February 26, 2003
99.2	Press Release dated February 26, 2003

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SIGNATURES